UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2006

NEOFORMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28715	77-0424252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3061 Zanker Road

San Jose, CA 95134

(Address of principal executive offices, including zip code)

(408) 468-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 10, 2005, Neoforma, Inc. (“Neoforma”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 10, 2005, by and among Neoforma, Global Healthcare Exchange, LLC, a Delaware limited liability company (“GHX”), and Leapfrog Merger Corporation, a Delaware corporation and wholly owned subsidiary of GHX (“Merger Sub”). Under the Merger Agreement, Merger Sub will be merged with and into Neoforma, with Neoforma continuing after the merger as the surviving corporation and a wholly owned subsidiary of GHX (the “Merger”).

On January 20, 2006, Neoforma, GHX and Leapfrog Merger Corporation entered into the First Amendment to Merger Agreement (the “Amendment”), which, among other things, extended the date on which either Neoforma or GHX can terminate the Merger Agreement if the Merger has not yet been consummated from February 28, 2006 to March 24, 2006. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

On January 23, 2006, Neoforma issued a written communication from Robert J. Zollars, Neoforma’s Chairman and Chief Executive Officer, to Neoforma’s employees regarding the filing of Neoforma’s definitive proxy statement with respect to the Merger, a copy of which is attached hereto as Exhibit 99.1.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the Merger, Neoforma has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF NEOFORMA ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Neoforma expects to begin mailing on January 25, 2006 the definitive proxy statement to Neoforma stockholders that held shares of Neoforma common stock as of January 12, 2006, the record date for the Merger. The definitive proxy statement and other relevant materials, and any other documents filed by Neoforma with the SEC, may be obtained free of charge at the SEC’s Web site at www.sec.gov. In addition, investors and stockholders of Neoforma may obtain free copies of the documents filed with the SEC by contacting Innisfree M&A Incorporated, Neoforma’s proxy solicitor, toll-free at 888-750-5834 (banks and brokers may call collect at 212-750-5833). You may also read and copy any reports, statements and other information filed by Neoforma with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s Web site for further information on its public reference room.

PARTICIPANTS IN THE SOLICITATION

Neoforma and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Neoforma stockholders in favor of the Merger. Information regarding Neoforma’s directors and executive officers is contained in the definitive proxy statement. As of January 12, 2006, Neoforma’s directors and executive officers beneficially owned 857,981 shares of Neoforma’s common stock, representing approximately 4.1% of the outstanding shares of Neoforma’s common stock as of such date. The executive officers and directors of Neoforma have interests in the merger that differ from the interests of stockholders generally, including acceleration of vesting of stock options and restricted stock, the payment of benefits upon the consummation of the Merger and continuation of director and officer insurance and indemnification. A more complete description of these interests is contained in the definitive proxy statement

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

2.1	First Amendment to Merger Agreement, dated as of January 20, 2006, by and among Neoforma, GHX and Merger Sub.

99.1	Employee communication, dated January 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEOFORMA, INC.

Dated: January 23, 2006	By:	/s/ ANDREW L. GUGGENHIME
Andrew L. Guggenhime
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Merger Agreement, dated as of January 20, 2006, by and among Neoforma, GHX and Merger Sub.

99.1	Employee communication, dated January 23, 2006.